UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
September 20, 2002 (September 18, 2002)

COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Hoover Boulevard Building 219, Suite 200 Tampa, Florida	33609

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On September 18, 2002, the Board of Directors of the Company adopted, subject to shareholder approval to be obtained no later than November 1, 2002, the Comprehensive Care Corporation 2002 Incentive Compensation Plan (the “2002 Incentive Plan”) for use in connection with the issuance of stock, options and other stock purchase rights to executive officers, key employees, directors and other persons who render significant services to the Company and its subsidiaries.

     The adoption of the 2002 Incentive Plan was prompted by the Company’s desire to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive officers, key employees, directors and consultants who render significant services to the Company. In adopting the 2002 Incentive Plan, it was determined that the existing Plan not only did not have a sufficient amount of shares authorized to be made subject to awards, but also did not afford sufficient flexibility in fashioning incentive compensation for those individuals to whom the Company would look as contributing to the growth of the Company. The Board of Directors intends to offer key personnel equity ownership in the Company through the grant of stock options and other rights pursuant to the 2002 Incentive Plan to enable the Company to attract and retain qualified personnel without unnecessarily depleting the Company’s cash reserves. Management believes that, to implement the anticipated expansion of the Company’s operations over the next several years, the Company will be faced with an increasing demand for additional qualified personnel. In order to attract and retain such personnel, the Company will require a wide array of compensation alternatives. The 2002 Incentive Plan is designed to augment the Company’s existing compensation programs and is intended to enable the Company to offer executives, key employees, directors and consultants a personal interest in the Company’s growth and success through awards of either shares of Common Stock or rights to acquire shares of Common Stock.

     The 2002 Incentive Plan is intended to attract, retain, and reward high-quality executives, employees, directors and other persons who provide services to the Company and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Company to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The 2002 Incentive Plan is also intended to qualify certain compensation awarded thereunder for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the Committee (as hereafter defined) of the Board of Directors of the Company. It is contemplated that each executive officer (generally the Chairman of the Board, Vice-Chairman, Chief Executive Officer, Chief Operating Officer, President and Vice Presidents of the Company), other officers, employees and other persons who perform services of special importance to the Company, including directors of the Company, will be eligible to participate under the 2002 Incentive Plan. An employee on a leave of absence may be considered as still in the employ for purposes of eligibility under the 2002 Incentive Plan. A total of 500,000 shares of Common Stock will be reserved for issuance under the 2002 Incentive Plan. It is anticipated that awards made under the 2002 Incentive Plan will be subject to three-year vesting periods, although the vesting periods are subject to the discretion of the Committee.

     Except to the extent that the Board of Directors elects to administer the 2002 Incentive Plan, it is anticipated that it will be administered by a committee of one or more directors (each of whom shall be a non employee director and an outside director, except as otherwise provided in the 2002 Incentive Plan) designated by the Board of Directors (the Board or such committee, as the case may be, are referred to herein as the “Committee”). Subject to the specific provisions of the 2002 Incentive Plan, the Committee will have the discretion to determine the recipients of the awards, the nature of the awards to be granted, the dates such awards will be granted, the terms and conditions of awards and the interpretation of the 2002 Incentive Plan. At any time that a member of the Committee is not both a non-employee and an outside director, any action of the Committee relating to an award granted or to be granted to a holder who is then subject to Section 16 of the Exchange Act in respect of the Company, or relating to an award intended by the Committee to qualify as “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of one or more non-employee and outside directors, or (ii) by the Committee but with each such member who is not both a non-employee and an outside director abstaining or recusing himself or herself from such action, subject to the specific provisions set forth in the 2002 Incentive Plan. As of the date hereof, the Company has not yet determined who will serve on such auxiliary committee, if one is required.

     Generally, the 2002 Incentive Plan may be amended by action of the Board of Directors, except that any amendment or alteration to the 2002 Incentive Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2002 Incentive Plan.

     As more particularly set forth in the 2002 Incentive Plan, at any time, awards granted thereunder may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award granted thereunder or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a holder to receive payment from the Company. If an award is granted in substitution or exchange for another award, the Committee shall require the surrender of such other award in consideration for the grant of the new award. In addition, awards may be granted in lieu of cash compensation. The term of each award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

     Subject to the terms of the 2002 Incentive Plan and any applicable award agreement, payments to be made by the Company or a subsidiary upon the exercise of an option or other award or settlement of an award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or permitted at the election of the holder on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Common Stock.

     The 2002 Incentive Plan generally provides that, unless the Committee determines otherwise, each option or right granted thereunder will become exercisable in full upon certain “change of control” events as described therein. If any change is made in the stock subject to the 2002 Incentive Plan, or subject to any right or option granted thereunder (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Committee will make appropriate adjustments to the classes, number of shares and price per share of stock subject to outstanding rights or options.

     In general, the Committee may impose on any award (subject to the provisions of the 2002 Incentive Plan), such additional terms and conditions not inconsistent with the provisions of the 2002 Incentive Plan as the Committee shall determine, including terms requiring forfeiture of awards in the event of termination of employment of the holder and terms permitting a holder to make elections relating to his or her award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an award that is not mandatory under the 2002 Incentive Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as “performance-based compensation” for purposes of Code Section 162(m) if such discretion would cause the award not to so quality. Except in cases in which the Committee is authorized to require other forms of consideration under the 2002 Incentive Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of state law, no consideration other than services may be required for the grant (but not the exercise) of any award. The 2002 Incentive Plan provides several types of awards: stock options, stock appreciation rights (including limited stock appreciation rights), restricted stock, restricted stock units or RSUs, bonus stock and awards in lieu of obligations, dividend equivalents, annual incentive and performance awards, and other stock-based awards, as further described below.

     Stock Options. Options granted under the 2002 Incentive Plan may be either incentive stock options (“ISOs”) or options which do not qualify as ISOs. The Committee shall determine the exercise price of stock purchasable under an option, provided that such exercise price shall be not less than the fair market value of a share of stock on the date of grant of such option except as otherwise provided in the 2002 Incentive Plan. The Committee shall determine the times at or circumstances under which an option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, stock, other awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of holders to make payment on a deferred basis), and the methods by or forms in which stock will be delivered or deemed to be delivered to holders. In no event may an option remain exercisable more than ten years following the date of grant.

     The terms of any ISO granted under the 2002 Incentive Plan shall comply in all respects with the provisions of Code Section 422.

     Stock Appreciation Rights. SARs may be granted to recipients of options under the 2002 Incentive Plan. A SAR shall confer a right to receive, upon exercise thereof, the excess of (A) the fair market value of one share of Common Stock on the date of exercise (or, in the case of a “Limited SAR,” the fair market value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the fair market value of a share of Common Stock on the date of grant of such SAR except as provided under Section 7(a) hereof. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Common Stock will be delivered or deemed to be delivered to holders, whether or not a SAR shall be in tandem or in combination with any other award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other awards.

     Restricted Stock. Restricted shares awarded under the 2002 Incentive Plan will be subject to such restrictions on transferability, risk of forfeiture and other restrictions as are imposed by the Committee, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the 2002 Incentive Plan and any award agreement relating to the restricted stock, a holder granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the restricted stock, subject to provisions of the 2002 Incentive Plan, the restricted stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the holder.

     Restricted stock granted under the 2002 Incentive Plan shall be evidenced in the manner determined by the Committee. The Committee may require that certificates representing restricted stock, if any, registered in the name of a holder bear a legend, that the Company retain physical possession of the certificates, and that the holder deliver a stock power to the Company, endorsed in blank, relating to the restricted stock. As a condition to the grant of an award of restricted stock, the Committee may require or permit a holder to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2002 Incentive Plan. Unless otherwise determined by the Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company.

     Restricted Stock Units. The 2002 Incentive Plan also provides for the award of Restricted Stock Units (“RSUs”). These are rights to receive Common Stock, cash or a combination thereof at the end of a specified deferral period. The satisfaction of an RSU award occurs on the expiration of the deferral period specified for such RSU by the Committee. RSUs may be satisfied by the delivery of stock, cash equal to the fair market value of the specified number of shares of Common Stock covered by the RSUs, or a combination thereof, as determined by the Committee. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the Holder) shall be forfeited; provided that the Committee may waive such restriction or forfeiture condition in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RSUs. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents (as defined herein) on the specified number of shares of Common Stock covered by an award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Common Stock having a fair market value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other awards or other investment vehicles, as the Committee shall determine or permit the Holder to elect.

     Bonus Stock and Awards in Lieu of Obligations. The Committee is also authorized to grant Common Stock as a bonus, or to grant Common Stock or other awards in lieu of obligations to pay cash or deliver other property under the 2002 Incentive Plan, provided that, in the case of holders subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Common Stock or other awards are exempt from liability under Section 16(b) of the Exchange Act. Common Stock or awards granted thereunder shall be subject to such other terms as determined by the Committee.

     Dividend Equivalents. The 2002 Incentive Plan also authorizes the Committee to grant Dividend Equivalents to a Holder, entitling the holder to receive cash, Common Stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments (“Dividend Equivalents”). Dividend Equivalents may be awarded on a freestanding basis or in connection with another award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Stock, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     Annual Incentive and Performance Awards. Under the 2002 Incentive Plan, the Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, shares of Common Stock, or other awards, on terms and conditions established by the Committee, subject to certain conditions. The right of a holder to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. It is the intent of the Company that Performance Awards and Annual Incentive Awards granted to persons who are designated by the Committee as likely to be “covered employees” within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder.

     Performance Awards. In determining a Performance Award, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions, except as limited in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If the Committee determines that a Performance Award should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in the 2002 Incentive Plan. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the 2002 Incentive Plan during the given performance period, as specified by the Committee in accordance with the 2002 Incentive Plan. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

     Annual Awards. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the 2002 Incentive Plan during the given performance period, as specified by the Committee in accordance therewith. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

     The Committee shall determine potential recipients of Annual Incentive Awards, and the amounts potentially payable thereunder, for each fiscal year, not later than the end of the 90th day of each such fiscal year, or at such other date as may be required or permitted in the case of awards intended to be “performance-based compensation” under Code Section 162(m). In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria in the given performance year, as specified by the Committee; in other cases, such amounts shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any holder shall be subject to the limitations set forth in the 2002 Incentive Plan.

     After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each holder in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each holder. The Committee may, in its discretion, determine that the amount payable to any holder as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, except in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the holder prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     Other Stock-Based Awards. The 2002 Incentive Plan also authorizes the Committee, subject to limitations under applicable law, to grant to holders such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the 2002 Incentive Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such awards. Common Stock delivered pursuant to an award in the nature of a purchase right granted shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other award under the 2002 Incentive Plan, may also be granted.

     It is the intent of the Company that the grant of any awards to or other transaction by a holder who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such holder). Accordingly, if any provision of the 2002 Incentive Plan or any award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such, provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such holder shall avoid liability under Section 16(b).

     No award or other right or interest granted under the 2002 Incentive Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of the holder thereof to any party (other than the Company or a subsidiary), or assigned or transferred by such holder otherwise than by will or the laws of descent and distribution or to a beneficiary upon the death of a holder, and such awards or rights that may be exercisable shall be exercised during the lifetime of the holder only by the holder or his or her guardian or legal representative, except that awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more beneficiaries or other transferees during the lifetime of the holder, and may be exercised by such transferees in accordance with the terms of such award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an award agreement (subject to any terms and conditions which the Committee may impose thereon). A beneficiary, transferee, or other person claiming any rights under the 2002 Incentive Plan from or through any holder shall be subject to all terms and conditions of the 2002 Incentive Plan and any award agreement applicable to such holder, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     The foregoing is a summary description of the 2002 Plan, and does not purport to describe all of its terms and provisions. Reference is made to the full 2002 Plan filed as an exhibit to this report for all of its terms and provisions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit No	Description

99.1	Comprehensive Care Corporation 2002 Incentive Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

By: /s/ ROBERT J. LANDIS

Name: Robert J. Landis Title: Chairman of the Board, Chief Financial Officer, and Treasurer

Date: September 20, 2002

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